Multi-Fund® Select
Individual Variable Annuity Contracts
Summary Prospectus for New Investors
May 1, 2025
This summary prospectus summarizes key features of the Multi-Fund® Select variable annuity contract, issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
Before you invest, you should also review the prospectus for the Multi-Fund® Select variable annuity contract, which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-800-454-6265 or by sending an email request to Multi-FundE-Service@lfg.com.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, this “free look” or cancellation period may be longer if you are replacing an existing Contract. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
All prospectuses and other shareholder reports, will be made available on www.lfg.com/VAprospectus. This prospectus gives you information about the Contract that you should know before you decide to buy a Contract and make a Purchase Payment. You should also review the prospectus for the funds and keep all prospectuses for future reference.

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the Contract, and have a Death Benefit.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Annuitant—The person upon whose life the annuity payments are based.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options). Payments may be variable or fixed, or a combination of both.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The variable annuity contract you have entered into with Lincoln Life.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value —At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a Contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own i4LIFE® Advantage.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum income guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Purchase Payments—Amounts paid into the Contract.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
A surrender charge may apply to any withdrawals made before the 8th anniversary of up to 6% of the amount withdrawn, declining to 0% over that time period. For example, if you make a withdrawal of $100,000 during the first two years after your Purchase
Payment, you could be assessed a charge of up to $6,000 on the Purchase Payment withdrawn. If your withdrawal is made after the 8th anniversary, you will incur no surrender charge.
●Fee Tables ●Examples ●Charges and Other Deductions – Surrender Charge
Transaction Charges	Depending on the state of your residence, a one-time fee of up to $35 may be charged to set up and process a loan and the outstanding amount of the loan may be subject to a loan maintenance fee.			●Fee Tables ●Charges and Other Deductions
Ongoing Fees and Expenses (annual charges)
Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
●Fee Tables ●Examples ●Charges and Other Deductions
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract)	1.009%[1]
	Investment options (fund fees and expenses)	0.48%[2]	1.39%[2]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.48%[1]	1.50%[1]
1 As a percentage of average daily net assets in the Subaccounts.
2 As a percentage of fund net assets.
Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,826	Highest Annual Cost: $4,157
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Least expensive fund fees and expenses ●No optional benefits ●No surrender charges ●No additional Purchase Payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits and fund fees and
expenses
●No surrender charges
●No additional Purchase Payments,
transfers, or withdrawals

	RISKS			Location in Prospectus
Risk of Loss	●You can lose money by investing in this Contract, including loss of principal.			●Principal Risks ●Investments of the Variable Annuity Account

	RISKS	Location in Prospectus
Not a Short-Term Investment
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Withdrawals may result in surrender charges. If you take a withdrawal, any surrender charges will reduce the value of your Contract or the amount of money that you actually receive.
●The benefits of tax deferral, long-term income, and living benefit protections mean the Contract is more beneficial to investors with a long-term investment horizon.
●Withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●Principal Risks ●Surrenders and Withdrawals ●Fee Tables
Risks Associated with Investment Options
●An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose. Performance can vary depending on the performance of the investment options available under the Contract.
●Each investment option (including the fixed account option) has its own unique risks.
●You should review the investment options before making an investment decision.
●Principal Risks ●Investments in the Variable Annuity
Insurance Company Risks
●An investment in the Contract is subject to the risks related to Lincoln Life. Any obligations (including under the fixed account option), guarantees, or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln
Life, including our financial strength ratings, is available upon request by calling 1-
800-454-6265 or visiting www.LincolnFinancial.com.
●Principal Risks
	RESTRICTIONS	Location in Prospectus
Investments
●The frequency of transfers between investment options is restricted. There are also restrictions on the minimum amount that may be transferred from a variable option and the maximum amount that may be transferred from the fixed account option.
●We reserve the right to remove or substitute the funds that are available as investment options under the Contract.
●Principal Risks
Optional Benefits
●There are additional restrictions and limitations under the Contract’s optional benefits.
●Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
●Optional benefit availability may vary by state of issue or selling broker-dealer.
●We may modify or stop offering an optional benefit that is currently available at any time.
●Benefits Available Under the Contract ●The Contracts ●Appendix B – Investment Requirements
	TAXES	Location in Prospectus
Tax Implications
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
●Your registered representative may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-
cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm.
●This potential conflict of interest may influence your registered representative to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
●Distribution of the Contracts ●Principal Risks

	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new
Contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance
Overview of the Contract
Purpose of the Contract
The Multi-Fund® Select Individual Variable Annuity Contract is designed for you to accumulate assets through investments in a variety of investment options during the accumulation phase. Then, during the annuity phase, the Contract is designed to supplement your retirement income by providing a stream of income payments. The Contract also offers a Death Benefit payable to your designated Beneficiaries.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Subaccounts that are available under the Contract.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your payments and earnings in:
●
The variable options available under the Contract, each of which has an underlying mutual fund with its own investment objective, strategies, and risks; investment adviser(s); expense ratio; and performance history; and
●
A fixed account option, which guarantees principal and a minimum interest rate.
A list of the funds in which you currently can invest is provided in Appendix A: Funds Available Under the Contract.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments from us (sometimes called Annuity Payouts). These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period of your life. The payments may be fixed or variable. Variable payments will vary based on the performance of the funds you choose.
If you annuitize, your investments will be converted to income payments and you will no longer be able to make withdrawals from your Contract. All benefits (including guaranteed minimum Death Benefits and living benefits) terminate upon annuitization.
However, please note:
●
If you elect i4LIFE® Advantage, an optional benefit for an additional charge, you may continue to withdraw money from your Contract and have a Death Benefit for a limited period of time after you begin receiving income payments.
●
Certain annuity payout options make an amount payable upon death.
Primary Features and Options of the Contract
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a Death Benefit.
Death Benefits. In general, the Contract includes a standard Death Benefit that will pay your designated beneficiaries the Contract Value at the time of your death (or for periodic premium contracts, total Purchase Payments, less any withdrawals and outstanding loan balance, if greater). Enhanced Death Benefits may be purchased for an additional fee. An enhanced Death Benefit may increase the amount of money payable to your designated beneficiaries upon your death.
Other Benefits. For an additional fee, you can elect an annuity payout rider that allows you to take withdrawals and have a Death Benefit for a limited period of time after you begin receiving income payments (i4LIFE® Advantage). There is also a guaranteed income benefit rider that ensures your income payments under i4LIFE® Advantage, which may fluctuate, do not fall below a minimum amount (Guaranteed Income Benefit).

Additional Services. The additional services listed below are available under the Contract for no additional charge (unless otherwise indicated).
●
Dollar-Cost Averaging. Allows you to automatically transfer money between certain investment options on a monthly basis.
●
Portfolio Rebalancing. Allows you to automatically reallocate your money among investment options on a periodic basis based on your instructions.
●
Automatic Withdrawal Service. Allows you to automatically take periodic withdrawals from your Contract.
●
Cross-Reinvestment. When the amount invested in an investment option exceeds a certain amount, this service automatically transfers the excess amount to another investment option.
●
Loans. If you participate in a retirement plan that allows participant loans and the additional loan set-up fee under the Contract is permitted by law, you may be able to take a loan against your Contract.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Dollar-Cost Averaging	Allows you to automatically transfer amounts between certain investment options on a monthly basis.	None	●Minimum amount to be dollar cost averaged is $1,500 over any time period between 3 and 60 months. ●Cannot be used simultaneously with portfolio rebalancing or cross reinvestment.
Portfolio Rebalancing	Allows you to automatically reallocate your Contract Value among investment options on a periodic basis based on your standing allocation instructions.	None	●Cannot be used simultaneously with dollar cost averaging or cross reinvestment.
Cross-Reinvestment/ Earnings Sweep Service	When the amount invested in an investment option exceeds a baseline amount, allows you to automatically transfer the excess amount to another investment option.	None	●Cannot be used simultaneously with dollar cost averaging or portfolio rebalancing.
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None	●Automatically terminates once i4LIFE® Advantage begins.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Loans	You may be eligible to take a loan against your Contract Value.	●One-time fee of up to $35 to set up and process loan.
●Only available to Participants in a tax
deferred retirement plan that allows
Participant loans.
●Loans are subject to a variety of
limitations, including restrictions as to
the loan amount, the loan’s duration, the
rate of interest, and the manner of
repayment.
●Loan reserve account does not
participate in the investment experience
of the Sub-Accounts, which can impact
the Contract Value and Death Benefit,
even if the loan is repaid in full.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Enhanced Guaranteed Minimum Death Benefit
Provides an enhanced death benefit based
on the greater of Contract Value upon death,
Contract Value at the time of election, total
Purchase Payments, or highest Contract
Value on a contract anniversary, subject to
adjustments.
0.30% (as a percentage of average daily net assets in the Subaccounts)
●Limited availability: Only available for
flexible premium contracts, not available
for qualified contracts or in all states,
and Owner(s) and Annuitant must be no
older than age 75.
●Withdrawals could significantly reduce
the benefit.

i4LIFE® Advantage for Qualified Contracts
●Variable periodic Regular Income
Payments for life.
●The ability to make additional
withdrawals and surrender the Contract
during the Access Period.
●The optional Guaranteed Income Benefit
provides a minimum payout floor for
those Regular Income Payments.
●Includes a Guaranteed Income Benefit
and its own standard death benefit.
1.482% (as a percentage of Account Value)
●Limited availability: Must be elected
before an annuity option is selected,
must be elected no later than age 85
(single life); age 80 (joint life), may not
be available or limitations may apply
depending on state, tax treatment, and
terms of retirement plan.
●Investment Requirements apply.
●Restrictions apply to the length of the
Access Period.
●Withdrawals during the Access Period
could significantly reduce the dollar
amount of income payments and the
death benefit.
●Purchase Payments are subject to
additional restrictions.

i4LIFE® Advantage for Nonqualified and IRA Contracts
●Variable periodic Regular Income
Payments for life.
●The ability to make additional
withdrawals and surrender the Contract
during the Access Period.
●The optional Guaranteed Income Benefit
provides a minimum payout floor for
those Regular Income Payments.
●May be elected with or without the
Guaranteed Income Benefit. Includes its
own standard death benefit and an
enhanced death benefit may be elected
for an additional charge.
3.652% (as a percentage of Account Value)
●Limited availability: Must have Contract
Value of at least $50,000 at election,
must be elected before an annuity option
is selected, for IRA contracts, must be
age 59½ or older and may not be
available or limitations may apply
depending on state and tax treatment.
●Investment Requirements apply if
Guaranteed Income Benefit is elected.
●Restrictions apply to the length of the
Access Period.
●Withdrawals during the Access Period
could significantly reduce the dollar
amount of income payments and the
death benefit.
●Purchase Payments are subject to
additional restrictions.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guaranteed Income Benefit with i4LIFE® Advantage
Provides that variable income payments
under i4LIFE® Advantage will never be less
than a guaranteed minimum amount
regardless of investment performance
during the Access Period or Lifetime Income
Period. Includes a step-up feature that may
result in a higher guaranteed minimum at
certain points in time.
Qualified contracts: No additional charge Included with i4LIFE® Advantage Nonqualified / IRA contracts: 3.652% (as a percentage of Account Value)
●Must be elected no later than age 95 for
nonqualified contracts or age 80 for IRA
contracts.
●Investment Requirements apply.
●Features, terms, and conditions differ for
qualified and nonqualified/IRA contracts.
●Withdrawals during the Access Period
could significantly reduce the benefit and
negatively impact the potential for step-
ups.
●Changes to the length of the Access
Period or payment frequency could
significantly reduce or terminate the
benefit.
●Purchase Payments are subject to
additional restrictions.

Buying the Contract
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract (and a statement confirming your investments) is then sent to you either directly or through your registered representative. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office at The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Purchase Payments – Investing in the Contract
You may make Purchase Payments to the Contract at any time, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. If we receive an additional Purchase Payment before the close of the New York Stock Exchange (typically 4:00 PM New York time, or EST), we will credit your purchase payment that day. If we receive your additional Purchase Payment after the close of the New York Stock Exchange, your payment will be applied on the next business day.
For additional Purchase Payments the minimum payment to the Contract at any one time is $100 ($25 if transmitted electronically), and the minimum annual amount is $600. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $250,000 or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are Contractowner and/or Annuitant.

Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract (including the amount of the Death Benefit and certain living benefits). You may withdraw all or a portion of the Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.
Before the Annuity Commencement Date, you can completely surrender the Contract or withdraw part of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may also be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals must be made in accordance with the rules discussed in the prospectus. The amount available upon surrender or withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender or withdrawal is received in Good Order at the Home Office.
If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after New York Stock Exchange regular market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
The minimum amount which can be withdrawn is $100. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Unless prohibited, surrender and withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by applicable law.
There may be charges associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
There are tax consequences for surrenders and withdrawals.
Certain withdrawals may reduce the value of any optional living benefits you elected or even terminate the benefit.
Some optional living benefits provide withdrawal options.
There are limitations associated with taking money out of the Contract, including the following:
Limitations on withdrawal amounts	●The minimum withdrawal amount is $100.
Surrender charges and taxes	●There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Contract	●A withdrawal may have a negative impact on certain optional benefits that you may elect. It may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	●Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity (Income) Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.

Additional Information About Fees
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted.

TRANSACTION EXPENSES

The maximum surrender charge (contingent deferred sales charge)(as a percentage of Contract Value surrendered / withdrawn):	6.0%*
Loan Set-up Fee (if you participate in a group retirement plan that allows for loans and such fee is permissible by law):	$35.00 (per loan)
*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. The cumulative surrender charge will never exceed 9% of the Purchase Payments applied to the Contract. See
Charges and Other Deductions – Surrender Charge.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Administrative Expense (Annual Account Fee)[1]	$25.00

Base Contract Expenses (as a percentage of average Account Value in the Subaccounts):
Mortality and Expense Risk Charge	1.002%
Loan Interest (annually of the amount held in the loan account):	7.0%

Optional Rider Charge:
i4LIFE® Advantage Guaranteed Income Benefit:[2]
Guaranteed Annual Charge	1.50%
Current Annual Charge	0.48%
1
The Account Fee may be reduced or eliminated for any particular contract.
2
As a percentage of assets in the Subaccounts. This charge is deducted from the Account Value on a monthly basis at a rate of 0.04% and only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage of 1.50%. During the Lifetime Income Period, the i4LIFE® Advantage charge will be computed daily based on the net asset value in the Subaccounts and added to the mortality and expense risk charge. See Charges and
Other Deductions – i4LIFE® Advantage Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the Contract. A complete list of funds available under the Contract, including their annual expenses, may be found in Appendix A: Funds Available Under the Contract.
Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before any waivers or expense reimbursements	0.48%	1.39%
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements.[1]	0.48%	1.26%
1
Any expense waivers or reimbursements will remain in effect until at least April 30, 2026, and can only be terminated early with approval by the fund’s board of directors.
EXAMPLES
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
This Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year you have elected i4LIFE® Advantage and assumes the maximum fees and expenses of the Contract and any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$10,026	$18,207	$24,454	$41,569
2) If you annuitize or do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,963	$12,015	$20,238	$41,569
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See the Contracts – Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Appendix A — Funds Available Under The Contract
The following is a list of funds currently available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain funds. Current performance of the Subaccounts can be found at www.lfg.com/VAprospectus. More information about the funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information and current fund performance at no cost by calling 1-800-454-6265 or by sending an email request to Multi-FundE-Service@lfg.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio - Class B advised by AllianceBernstein L.P.	1.16%[2]	5.96%	8.77%	9.45%
Long-term growth of capital.	American Funds® IS Global Growth Fund - Class 2 advised by Capital Research and Management Company	0.66%[2]	13.68%	9.76%	10.74%
Growth of capital.	American Funds® IS Growth Fund - Class 2 advised by Capital Research and Management Company	0.59%	31.61%	18.83%	16.58%
Long-term growth of capital and income.	American Funds® IS Growth-Income Fund - Class 2 advised by Capital Research and Management Company	0.53%	24.23%	13.01%	12.20%
Long-term growth of capital.	American Funds® IS International Fund - Class 2 advised by Capital Research and Management Company	0.78%	3.16%	1.23%	4.01%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class B advised by DWS Investment Management Americas, Inc.	1.26%	5.30%	3.97%	2.83%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2	0.81%	33.45%	16.74%	13.33%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	0.71%	7.40%	4.89%	5.76%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	0.73%	8.28%	5.52%	6.27%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	0.76%	9.14%	6.25%	7.03%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	0.80%	10.77%	7.56%	8.01%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	0.84%	12.81%	8.83%	8.68%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	0.86%	13.54%	9.06%	8.80%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	0.86%	13.55%	9.06%	8.79%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2055 PortfolioSM - Service Class 2	0.86%	13.61%	9.07%	N/A
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2060 PortfolioSM - Service Class 2	0.86%	13.53%	9.08%	N/A
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class 2	0.81%	30.07%	18.63%	16.34%
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class advised by Lincoln Financial Investments Corporation	1.14%[2]	5.44%	7.96%	9.41%
Reasonable income.	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class advised by Lincoln Financial Investments Corporation	0.90%[2]	11.22%	7.93%	6.96%
Long-term capital appreciation.	LVIP BlackRock Equity Dividend Fund - Service Class advised by Lincoln Financial Investments Corporation	0.95%[2]	6.86%	5.38%	6.87%
High total investment return.	LVIP BlackRock Global Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.97%[2]	9.23%	5.94%	N/A
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	1.13%	2.38%	2.26%	1.89%
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Real Estate Fund - Service Class advised by Lincoln Financial Investments Corporation	1.08%[2]	1.36%	0.27%	2.42%
Long-term growth of capital in a manner consistent with the preservation of capital.	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class advised by Lincoln Financial Investments Corporation	0.91%[2]	30.09%	15.45%	11.36%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Capital Appreciation.	LVIP Blended Mid Cap Managed Volatility Fund - Service Class advised by Lincoln Financial Investments Corporation	0.97%[2]	18.93%	8.92%	8.85%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class advised by Lincoln Financial Investments Corporation	0.74%[2]	20.35%	12.89%	11.41%
Maximum long-term total return consistent with reasonable risk.	LVIP Fidelity Institutional AM® Total Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.81%[2]	1.67%	0.14%	1.48%
Long-term capital growth.	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class advised by Lincoln Financial Investments Corporation	0.97%[2]	12.26%	8.66%	5.78%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class advised by Lincoln Financial Investments Corporation	0.71%[2]	8.64%	3.11%	2.56%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Service Class advised by Lincoln Financial Investments Corporation	1.01%[2]	7.43%	2.62%	3.46%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Service Class advised by Lincoln Financial Investments Corporation	1.00%[2]	10.86%	3.84%	4.21%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Service Class advised by Lincoln Financial Investments Corporation	1.01%[2]	9.91%	3.41%	3.88%
Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Service Class advised by Lincoln Financial Investments Corporation	0.64%[2]	4.68%	2.08%	1.33%
Current income and some capital appreciation. A fund of funds.	LVIP JPMorgan Retirement Income Fund - Service Class advised by Lincoln Financial Investments Corporation	0.92%[2]	7.70%	3.63%	3.98%
Long-term capital appreciation.	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class advised by Lincoln Financial Investments Corporation	1.02%[2]	15.14%	8.84%	6.05%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Macquarie Bond Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	0.72%	1.25%	-0.31%	1.21%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Total return.	LVIP Macquarie Diversified Floating Rate Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	0.88%[2]	5.80%	2.41%	1.96%
Total return and, as a secondary objective, high current income.	LVIP Macquarie High Yield Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	1.04%[2]	6.34%	3.36%	3.94%
To maximize long-term capital appreciation.	LVIP Macquarie Mid Cap Value Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	0.77%	14.42%	8.69%	8.94%
Long-term capital appreciation.	LVIP Macquarie SMID Cap Core Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	1.10%[2]	14.38%	9.21%	9.21%
To maximize long-term capital appreciation.	LVIP Macquarie Social Awareness Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	0.78%	20.65%	13.48%	11.48%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Macquarie U.S. REIT Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	1.13%[2]	7.55%	2.75%	4.02%
To provide a responsible level of income and the potential for capital appreciation.	LVIP Macquarie Wealth Builder Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	0.96%[2]	7.91%	4.24%	4.57%
Current income consistent with the preservation of capital.	LVIP Mondrian Global Income Fund - Service Class advised by Lincoln Financial Investments Corporation	0.91%[2]	-5.40%	-3.47%	-0.71%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.99%[2]	4.43%	3.22%	3.93%
To match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.62%[2]	0.80%	-0.85%	0.78%
Long-term growth of capital. A fund of funds.	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class advised by Lincoln Financial Investments Corporation	0.85%[2]	9.70%	4.94%	4.24%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	2.97%	4.23%	4.72%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Capital Appreciation. A fund of funds.	LVIP SSGA International Managed Volatility Fund - Service Class advised by Lincoln Financial Investments Corporation	0.87%[2]	2.52%	1.69%	2.62%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Service Class[4] advised by Lincoln Financial Investments Corporation	0.48%	24.42%	13.96%	12.56%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	10.87%	6.70%	7.11%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2020 Fund - Service Class advised by Lincoln Financial Investments Corporation	0.90%[2]	8.52%	5.26%	5.07%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2030 Fund - Service Class advised by Lincoln Financial Investments Corporation	0.93%[2]	10.14%	6.63%	5.82%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2040 Fund - Service Class advised by Lincoln Financial Investments Corporation	0.96%[2]	12.76%	8.34%	6.79%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2050 Fund - Service Class advised by Lincoln Financial Investments Corporation	0.98%[2]	13.92%	8.96%	7.41%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2060 Fund - Service Class advised by Lincoln Financial Investments Corporation	0.98%[2]	13.98%	N/A	N/A
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class advised by Lincoln Financial Investments Corporation	0.97%[2]	23.36%	10.86%	11.68%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Service Class advised by Lincoln Financial Investments Corporation	0.57%[2]	21.80%	13.08%	11.75%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Service Class advised by Lincoln Financial Investments Corporation	0.59%[2]	3.62%	3.43%	4.64%
Capital Appreciation.	Macquarie VIP Small Cap Value Series - Service Class[3] advised by Delaware Management Company	1.04%	11.02%	6.83%	7.30%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Total return.	MFS® VIT Utilities Series - Service Class advised by Massachusetts Financial Services Company	1.04%[2]	11.34%	5.61%	6.02%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio - Administrative Class advised by Pacific Investment Management Company, LLC	0.79%	2.53%	-0.03%	1.53%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
2
This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
Investments in Macquarie VIP Series, Macquarie Funds, LVIP Macquarie Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
4
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.
5
“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
6
Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

Appendix B – Investment Requirements
Contractowners who have elected i4LIFE® Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable Subaccount investments. If you do not elect i4LIFE® Advantage, the Investment Requirements will not apply to your Contract. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the Subaccount investments of the Contractowners who have this rider and market conditions.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements in part because the reduction in volatility helps us, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”):
●
AB VPS Sustainable Global Thematic Growth Portfolio
●
American Funds Global Growth Fund
●
American Funds International Fund
●
Delaware VIP® Small Cap Value Series
●
Fidelity® VIP Freedom 2040 PortfolioSM
●
Fidelity® VIP Freedom 2045 PortfolioSM
●
Fidelity® VIP Freedom 2050 PortfolioSM
●
LVIP Baron Growth Opportunities Fund
●
LVIP BlackRock Real Estate Fund
●
LVIP Blended Mid Cap Managed Volatility Fund
●
LVIP Franklin Templeton Global Equity Managed Volatility Fund
●
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
●
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
●
LVIP Macquarie High Fund
●
LVIP Macquarie Mid Cap Value Fund
●
LVIP Macquarie SMID Cap Core Fund
●
LVIP Macquarie U.S. REIT Fund
●
LVIP Macquarie Wealth Builder Fund
●
LVIP Mondrian International Value Fund
●
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
●
LVIP SSGA International Index Fund
●
LVIP SSGA International Managed Volatility Fund
●
LVIP SSGA Small-Cap Index Fund
●
LVIP T. Rowe Price 2040 Fund
●
LVIP T. Rowe Price 2050 Fund
●
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
●
LVIP Vanguard International Equity ETF Fund
●
MFS® VIT Utilities Series
All other variable Subaccounts will be referred to as “Non-Limited Subaccounts” except for the DWS Alternative Asset Allocation VIP Portfolio which is not available for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of i4LIFE® Advantage, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, portfolio rebalancing will be paused until updated allocation instructions are received from you. We will provide you with notice of such change.
We may move Subaccounts on or off the Limited Subaccount list, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these
B-1

riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.
terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;
2.
submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
3.
take no action and be subject to the quarterly rebalancing as described above.
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This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2025, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

SEC File Nos. 333-112927; 811-03214
EDGAR Contract Identifier C000007620